 Exhibit 10.1

SERIES A PREFERRED STOCK PURCHASE AGREEMENT

This Series A Preferred Stock Purchase Agreement (this “Agreement”) is dated as of the date set forth on the signature page hereof, by Cardax, Inc., a Delaware corporation (the “Company”), and US Capital Global Cardax Preferred, LLC, a Delaware limited liability company (the “Purchaser”). Certain capitalized terms used in this Agreement are defined in Section 1.1.

WHEREAS, the Purchaser is a pooled investment vehicle that is advised by US Capital Global Investment Management, LLC, and in which units of limited liability company interests are offered only to accredited investors by the Purchaser in an offering in which US Capital Global Securities, LLC, an affiliate of the Purchaser and a registered broker-dealer is the private placement agent (the “Broker Dealer”);

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Purchaser desires to purchase from the Company, and the Company desires to sell to the Purchaser, in a private placement, shares of the Company’s Series A Preferred Stock, par value $0.001 per share (the “Preferred Stock”), with the rights and preferences set forth in that certain Certificate of Designation of the Company (the “Series A Certificate of Designation”), the form of which is attached hereto as Exhibit A, in the amount set forth on the signature page hereof (the “Shares”);

WHEREAS, the purchase price for each Share (the “Purchase Price”) shall be $25.00;

WHEREAS, the Shares shall be convertible into shares of the Company’s common stock, par value $0.001 (the “Common Stock” and together with the Preferred Stock, the “Securities”) in accordance with the terms of the Preferred Stock;

WHEREAS, the private placement of the Preferred Stock to the Purchaser may have more than one closing and is in the aggregate amount of up to $10,000,000 or such other amount as may be determined by the Company and the Purchaser (the “Offering”); provided, however, the Company reserves the right to suspend or terminate the Offering; and

WHEREAS, the Offering is being made in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 506(c) of Regulation D promulgated thereunder or otherwise.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser, intending to be legally bound hereby, hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1 Definitions.

In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Business Day” means any day except any Saturday, any Sunday, any day that is a federal legal holiday in the United States, or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof), or other entity of any kind.

“Purchase Amount” means the aggregate amount to be paid for the Shares, which shall be equal to the number of Shares to be purchased multiplied by the Purchase Price.

“Registration Statement” means the registration statement filed by the Company with the Securities and Exchange Commission for the public offering of Common Stock and warrants to purchase Common Stock (registration no. 333-233281).

“Short Sale” means any securities transaction in which a Person sells a number of shares or other units of a security that are not owned by such Person at the time of such sale.

“SEC” means the United States Securities and Exchange Commission.

“Trading Market” means the OTCQB or any other markets or exchanges on which the Common Stock is listed or quoted for trading.

“Transaction Documents” means this Agreement and all exhibits and schedules hereto and any other documents or agreements executed in connection with the transaction contemplated hereunder.

ARTICLE II
PURCHASE AND SALE

2.1 Closings.

(a) The Shares will be purchased and sold in one or more closings (each, a “Closing”) on such dates as mutually determined by the Company and the Purchaser. The number of Shares to be issued and sold at each Closing shall be the amount that is set forth in Schedule A (the “Closing Schedule”).

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(b) Subject to the terms and conditions hereof, and in reliance on the representations, warranties, covenants, and other agreements hereinafter set forth, at each Closing of the transaction contemplated hereunder, the Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to the Purchaser, the Shares to be purchased and sold at each such Closing at the Purchase Price.

(c) Each Closing shall take place remotely via the exchange of documents and signatures, as soon as practicable following the date on which the last of the conditions set forth in Section 5 has been satisfied or waived (other than those conditions that by their nature can only be satisfied at the Closing), or at such other date and time as the Company and the Purchaser shall mutually agree (which date and time shall be designated as a “Closing Date”).

2.2 Deliveries.

(a) On each Closing Date, subject to the terms and conditions hereof, the Purchaser shall pay the Purchase Amount for such Closing in United States dollars by wire transfer of immediately available funds to the order of the Company in accordance with the instructions set forth on Schedule B.

(b) On each Closing Date, subject to the terms and conditions hereof, the Company shall deliver or cause to be delivered a certificate evidencing the Shares to the Purchaser at the address designated by the Purchaser.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company.

The Company hereby makes the following representations and warranties to the Purchaser as of the date hereof and as of each Closing Date, unless such representation or warranty is made as of a specific date therein, in which case such representation or warranty shall be true and correct as of such date:

(a) Organization; Authority.

(i) The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver the Transaction Documents, to issue and sell the Shares, and to carry out the provisions of the Transaction Documents. The Company’s wholly-owned subsidiary, Cardax Pharma, Inc., is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware and has all requisite power and authority to carry on its business to own and operate its properties and assets.

(ii) The execution and delivery of the Transaction Documents and performance by the Corporation of the transaction contemplated by the Transaction Documents have been duly authorized by all necessary corporate actions, as applicable, on the part of the Corporation.

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(iii) Each Transaction Document to which the Corporation is a party has been duly executed by the Corporation, and when delivered by the Corporation in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (1) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally; (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and (3) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Capitalization. The capitalization of the Company is properly reflected in all material respects by the SEC Filings as of the date indicated in such filings.

(c) Issuance of Shares. The Shares to be issued at each Closing are duly authorized and, upon issuance in accordance with the terms hereof and payment by the Purchaser in accordance with the terms hereof, shall be duly issued, fully paid, and nonassessable, and are free and clear from all taxes, liens, and charges with respect to the issue thereof. With respect to the Shares sold at each Closing, the shares of Common Stock that will be issued upon the conversion of the Shares will have been duly authorized and reserved for issuance and, upon conversion of the Shares into shares of Common Stock, will be validly issued, fully paid, and nonassessable, and will be free and clear from all taxes, liens, and charges with respect to the issue thereof.

(d) Private Placement. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares to the Purchaser as contemplated hereunder. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Trading Market applicable to the Company.

(e) SEC Filings. The documents that have been filed by the Company with the SEC (the “SEC Filings”), as amended and supplemented, do not contain a material misstatement of fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, as interpreted by the Securities Exchange Act of 1934, as amended; provided, that this representation assumes that such SEC Filings are supplemented by all required disclosures for the purchase and sale of the Shares under the terms of this Agreement.

3.2 Representations and Warranties of the Purchaser.

The Purchaser hereby makes the following representations and warranties to the Company as of the date hereof and as of each Closing Date, except to the extent any such representation or warranty is specifically made as of a particular date, in which case it shall be true and correct as of such date:

(a) Organization; Authority.

(i) The Purchaser is a limited liability company that is duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation with all requisite power and authority to enter into and to consummate the transaction contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.

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(ii) The execution and delivery of the Transaction Documents and performance by the Purchaser of the transaction contemplated by the Transaction Documents have been duly authorized by all necessary limited liability company actions, as applicable, on the part of the Purchaser.

(iii) Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (1) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally; (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and (3) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling the Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other person to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Shares hereunder in the ordinary course of its business or investment strategy.

(c) Purchaser Status. At the time the Purchaser was offered the Shares, it was, and as of the date hereof and on each Closing Date, and on each date on that it converts any Shares, it will be an “accredited investor” as defined in Rule 501 under the Securities Act. The certificate that is delivered to the Company by the Broker Dealer at each Closing certifying that the Purchaser is an accredited investor is true and complete in all material respects.

(d) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) Certain Transactions and Confidentiality. Other than consummating the transaction contemplated hereunder, the Purchaser shall not directly or indirectly, execute any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of date of this Agreement and the date that is 10 days after the date that the Offering is terminated or expires. The Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction and has used such information only in consideration of making an investment in the Shares.

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(f) Disclosure.

(i) The Purchaser acknowledges and agrees that the information provided and available to the Purchaser at the time that this Agreement is executed and delivered (including, but not limited to the SEC Filings) (the “Execution Date Information”) may not include all of the material information that would be provided to a purchaser of securities in an offering of securities that is registered under the Securities Act and included in a prospectus that is required to be delivered in accordance with Section 5 of the Securities Act. Additionally, the Purchaser acknowledges that it will not have the benefits of the disclosures and the civil remedies that flow from an offering registered under the Securities Act.

(ii) The Purchaser agrees that it has had an opportunity to conduct its due diligence on the investment and in connection therewith: (1) obtain additional information concerning investment in the Securities, including without limitation, information concerning the Company and any other matters relating directly or indirectly to the purchase of the Securities by the Purchaser; (2) ask questions of, and receive answers from, the executives of the Company concerning the terms and conditions of investment in the Securities and to obtain such additional information as may have been necessary to verify the accuracy of any information that may have been provided to the Purchaser; and (3) acknowledges that the only information the Purchaser relied upon is information or documentation that was provided expressly by the Company to the Purchaser for such purposes.

(iii) The Purchaser and/or Purchaser’s advisor acknowledges that it has received and reviewed the SEC Filings, including the summary of certain material risks contained in the “Risk Factors” sections in such documents and Schedule C and certain matters regarding the use of proceeds set forth in Section 4.3 and had access to or been furnished with sufficient facts and information to evaluate an investment in the Company and a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Company and all such questions have been answered to the full satisfaction of the Purchaser. The Purchaser acknowledges that in addition to the risks summarized in Schedule C, there is a risk that the public offering contemplated by the Registration Statement will not be consummated, that the Company may abandon the Registration Statement for any reason, including without limitation, market conditions or any decision by the lead underwriter described therein, which decision is in the sole and absolute discretion of such underwriter and further that the information in such Registration Statement is stale. The Purchaser acknowledges it would purchase the securities to be issued by the Company under this Agreement even if the Company does not complete the public offering described in the Registration Statement.

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(g) Solicitation. As of each Closing Date, the Purchaser has conducted its solicitation of investment of its limited liability company interests in compliance with Regulation D, Section 506(c), and each investor in the Purchaser is an accredited investor.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend, or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereunder.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of any of the Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b) Legend on Share Certificates. The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the certificates representing the Securities in the following form:

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES MAY BE CONVERTED HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(c) The legends set forth in Section 4.1(b) shall, to the fullest extent permitted, be removed (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of the Securities pursuant to Rule 144, (iii) if the Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to the Securities and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC).

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(d) The Purchaser agrees that it will sell any Securities only pursuant to either: (i) the registration requirements of the Securities Act, including any applicable prospectus delivery requirements; or (ii) an exemption therefrom, and that if the Securities are sold pursuant to any such effective registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing the Securities set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 Non-Public Information.

The Company may provide information to the Purchaser that the Company believes constitutes material non-public information. If the Company provides any such information, then the Company will identify such information, it being acknowledged that the transactions contemplated by this Agreement are material non-public information. The Purchaser shall not use such information in violation of applicable law or in a manner that would require the Company to furnish such information in a file with the SEC under Regulation FD.

4.3 Use of Proceeds.

The Company will use the proceeds from this transaction primarily for pharmaceutical development, working capital, and debt servicing.

4.4 Form D; Blue Sky Filings.

The Company shall take such action as the Company shall reasonably determine is necessary to obtain an exemption for, or to qualify the Shares for, sale to the Purchaser at each Closing under applicable securities or “Blue Sky” laws of the states of the United States.

4.5 Replacement of Certificates.

If any certificate or instrument evidencing the Securities is mutilated, lost, stolen, or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities and may be required to provide an indemnity in favor of the Company.

ARTICLE V
CONDITIONS TO EACH CLOSING

5.1 Conditions to Company’s Obligations at Each Closing.

The Company’s obligation to complete the sale and issuance of the Shares and deliver the Shares to the Purchaser at each Closing, shall be subject to the following conditions to the extent not waived by the Company:

(a) Representations and Warranties. The representations and warranties made by the Purchaser in Section 3 shall be true and correct in all material respects as of the date hereof and as of the Closing Date for such Closing, except to the extent any such representation or warranty is specifically made as of a particular date, in which case it shall be true and correct as of such date.

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(b) Performance. The Purchaser shall have performed and complied in all material respects with all agreements and conditions herein required to be performed or complied with by the Purchaser on or before the Closing Date for such Closing.

(c) Receipt of Executed Documents. The Purchaser shall have executed and delivered to the Company each of the Transaction Documents that requires its signature on or prior to the Closing Date for such Closing.

(d) Receipt of Purchase Amount. The Purchaser shall have delivered the Purchase Amount to be delivered at such Closing to the Company pursuant to Section 2.2(a).

5.2 Conditions to Purchasers’ Obligations at Closing.

The Purchaser’s obligation to purchase the Shares at each Closing shall be subject to the following conditions to the extent not waived by the Purchaser:

(a) Representations and Warranties. The representations and warranties made by the Company in Section 3 shall be true and correct in all material respects as of the date hereof and as of the Closing Date for such Closing, except to the extent any such representation or warranty is specifically made as of a particular date, in which case it shall be true and correct as of such date.

(b) Performance. The Company shall have performed and complied in all material respects with all agreements and conditions herein required to be performed or complied with by the Company on or before the Closing Date for such Closing.

(c) Receipt of Executed Documents. The Company shall have executed and delivered to the Purchaser each of the Transaction Documents that requires its signature on or prior to the Closing Date for such Closing.

(d) Certificate of Designation. The Company shall have filed the Series A Certificate of Designation with the State of Delaware on or prior to the Closing Date for the first Closing.

(e) Judgements. No injunction or other order that declares this Agreement invalid or unenforceable in any respect or that prevents the consummation of the transaction contemplated hereunder shall be in effect.

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ARTICLE VI
MISCELLANEOUS

6.1 Fees and Expenses.

(a) Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants, and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery, and performance of this Agreement.

(b) Entire Agreement. The Transaction Documents contain the entire understanding of the parties with respect to the subject matter thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits, and schedules.

(c) Notices.

(i) All notices (including any consent required of any party to the Transaction Documents) given or permitted to be provided pursuant to the Transaction Documents shall be in writing and shall be mailed by certified mail, delivered by professional courier or hand, or transmitted via email and addressed as follows:

If to the Company:

Cardax, Inc.
2800 Woodlawn Drive, Suite 129
Honolulu, HI 96822
Attention:
Email:

with a copy to (which will not constitute notice):

Wilson Williams LLC
43 West 43rd Street, Suite 130
New York, NY 10036
Attention:
Email:

If to the Purchaser:

US Capital Global Cardax Preferred, LLC
c/o US Capital Global Investment Management, LLC
555 Montgomery Street, Suite 1501
San Francisco, CA 94111
Attention:
Email:

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(ii) Change of Address. The Company may change the address that notices should be delivered to it by delivering a notice with the corrected information to the Purchaser. The Purchaser may change the address that notices should be delivered to it by delivering a notice with the corrected information to the Company. In each case, such corrected information shall be effective only upon delivery of such notice.

(iii) Deemed Delivery. Except as otherwise expressly provided in the Transaction Documents, each such notice shall be effective on the date three days after the date of mailing or, if delivered by hand or professional courier, or transmitted via email with delivery receipt (or acknowledgement or confirmation which may be by electronic means), on the date of delivery, provided, however, that notices to the Company will be effective upon receipt.

(d) Amendments; Waivers. No provision of the Transaction Documents may be waived, modified, supplemented or amended except by means of a written agreement signed, in the case of an amendment, by the Company and the Purchaser subject to such waiver, modification, supplement or amendment. No waiver of any default with respect to any provision, condition or requirement of the Transaction Documents shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement thereof, nor shall any delay or omission of any party to exercise any right thereunder in any manner impair the exercise of any such right.

(e) Headings. The headings in the Transaction Documents are for convenience only, do not constitute a part of the Transaction Documents and shall not be deemed to limit or affect any of the provisions thereof.

(f) Successors and Assigns. The Transaction Documents shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign the Transaction Documents or any rights or obligations thereunder without the prior written consent of the Purchaser (other than by merger). The Purchaser may assign any or all of its rights under this Agreement to any Person; provided that such assignment is approved by the Company, which approval shall not be unreasonably withheld, delayed or conditioned and such transferee agrees in writing to be bound by the provisions of the Transaction Documents that apply to the “Purchaser” and such transferee is able and makes the representations and warranties to the Company provided under Section 3.2.

(g) Third-Party Beneficiaries. The Transaction Documents are intended for the benefit of the parties thereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision thereof be enforced by, any other Person.

(h) Governing Law. The Transaction Documents are to be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

(i) Attorney Fees. If one or more parties shall commence an action, suit, or proceeding to enforce any provision of the Transaction Documents, then the prevailing party or parties in such action, suit, or proceeding shall be reimbursed by the other party or parties to such action, suit, or proceeding for the reasonable attorneys’ fees and other costs and expenses incurred by the prevailing party or parties with the investigation, preparation, and prosecution of such action, suit, or proceeding.

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(j) Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for the applicable statute of limitations.

(k) Counterparts and Execution. The Transaction Documents may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is created electronically or delivered by email transmission of a portable document format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature was an original thereof.

(l) Severability. If any term, provision, covenant, or restriction of any Transaction Document is held by a court of competent jurisdiction to be invalid, illegal, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions set forth therein shall remain in full force and effect and shall in no way be affected, impaired, or invalidated, and the parties thereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant, or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such that may be hereafter declared invalid, illegal, void, or unenforceable.

(m) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

(n) Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatory as of the last date indicated below.

PURCHASER:

US CAPITAL GLOBAL CARDAX PREFERRED, LLC

By:		Date:
By:	US Capital Global Investment Management, LLC
Acting as the Manager and Sole Member of
US Capital Global Cardax Preferred, LLC

COMPANY:

CARDAX, INC.

By:	Date:
Name:
Title:

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 SCHEDULE A

Shares to be Issued and Sold at the Closing Indicated Below

This schedule (this “Closing Schedule”) is attached to the Series A Preferred Stock Purchase Agreement (the “Agreement”), dated as of _______________, 2021. Capitalized terms used in this Closing Schedule that are not otherwise defined herein shall have the respective meanings ascribed to such terms as provided in the Agreement.

The Closing Date for this Closing is:

The number of Shares to be purchased and sold at this Closing are:

The purchase price per Share is:		$25.00

The aggregate purchase price payable by the Purchaser to the Company at this Closing is:	$

Each of the Purchaser and the Company acknowledge and agree that the terms and conditions of the Agreement are ratified and confirmed as of the Closing Date set forth above.

PURCHASER:

US CAPITAL GLOBAL CARDAX PREFERRED, LLC

By:		Date:
By:	US Capital Global Investment Management, LLC
Acting as the Manager and Sole Member of
US Capital Global Cardax Preferred, LLC

COMPANY:

CARDAX, INC.

By:	Date:
Name:
Title:

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SCHEDULE B

Wire Transfer Instructions

[provided separately]

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SCHEDULE C

Certain Additional Risk Factors

In addition to the risk factors summarized in the Company’s SEC Filings, you should consider the following:

An investment in the Securities involves a high degree of risk. You should carefully consider the material risks summarized in the Company’s SEC Filings, together with all of the other information provided to you in this Agreement, before making an investment decision. If any of the following risks actually occur, our business, financial condition, or results of operations could suffer. In that case, the trading price of our shares of Common Stock could decline, and you may lose all or part of your investment. You should read the section entitled “Forward-Looking Statements” included in our SEC Filings for a discussion of what types of statements are forward-looking statements, as well as the significance of such statements.

The Stated Dividend of the Shares is not a Guarantee and may not be paid.

The terms of the Preferred Stock provide for an 8% annual dividend. Such dividend is not a guaranty and is paid only to the extent that the Company has sufficient earnings and profits. The Company does not expect to be able to make any such dividend payment. Accordingly, the dividend yield for the Preferred Stock is only a projection and we cannot assure you that if you purchase the Securities you will receive all or any of such dividend amount.

The terms of this transaction and the purchase price for the Securities were not independently valued and may not be indicative of the future price of Common Stock.

Our board of directors determined the terms and conditions of this transaction, including the purchase price of the Securities. The purchase price of the Securities was not necessarily determined to be equivalent to the market price of the Common Stock on the OTCQB or the fair value of the Company. If you purchase the Securities, you may not be able to sell any of the Securities at or above the purchase price. The trading price of the Common Stock will be determined by the marketplace and will be influenced by many factors outside of the Company’s control, prevailing interest rates, investor perceptions, securities analyst research reports and general industry, geopolitical, and economic conditions. Publicly traded stocks, including stocks of pharmaceutical and nutraceutical companies, often experience substantial market price volatility. These market fluctuations might not be related to the operating performance of particular companies whose shares are traded. Accordingly, we cannot assure you that if you purchase the Securities you will later be able to sell any of the Securities at or above the purchase price.

The Securities are “Restricted Securities” under the Securities Act and there is no assurance they will be registered.

The Securities will be restricted securities under United States federal and applicable state securities laws. The Securities will be restricted securities unless and until the Securities are registered. Restricted securities may not be transferred, sold, or otherwise disposed of in the United States, except as permitted under United States federal and state securities laws, pursuant to registration or an exemption therefrom. You should be prepared to hold the Securities for an indefinite period.

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The Securities may not be sold unless, at the time of such intended sale, there is a current registration statement covering the resale of the securities or there exists an exemption from registration under the Securities Act, and such securities have been registered, qualified, or deemed to be exempt under applicable securities or “blue sky” laws in the state of residence of the seller or in the state where sales are being effected.

If there is not an effective registration statement covering the resale of the Securities, you will be precluded from disposing of such shares unless such shares may become eligible to be disposed of under the exemptions provided by Rule 144 under the Securities Act without restriction. If the Securities are not registered for resale under the Securities Act, or exempt therefrom, and not registered or qualified under applicable securities or “blue sky” laws, or deemed exempt therefrom, the value of the Securities will be greatly reduced.

Insufficient Capital

There can be no assurance or guarantee that the Company will raise sufficient capital, through this transaction or otherwise, to meet the Company’s business objectives or fund its operations. The audited financial statements of the Company include a going concern qualification and the Company has significant liquidity issues, including that described in the SEC Filings. There can be no assurance that other obligations that are necessary for the Company will not be incurred or that the budgeted expenditures will not be subject to any material increase.

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